                                                                    EXHIBIT 10.6

AGREEMENT AND DEED OF PLEDGE OF SHARES DI/BK/682857A.agr
IN YELLOW TAPE B.V. AND NITINOL
MEDICAL TECHNOLOGIES INTERNATIONAL B.V.



Today, the ninth of July -------------------------------------------------------
nineteen hundred and ninety-eight, appeared before me, -- Hajo Bart Hendrik Kraak, civil law notary officiating in Amsterdam: ------------------------------

1. Neeltje Jansen, prospective civil law notary, residing in Amsterdam, Javakade 594, born in Harlingen on the seventeenth day of February nineteen hundred and sixty-five, married, holder of a Dutch passport with number N08541854,
   -----------------------------------------------------------------------------
   acting for the purpose hereof as attorney-in-writing of: J.H. WHITNEY & CO., a limited partnership organized and existing under the laws of the State of New York, United States of America, having its registered office at 177 Broad Street, Stanford, Connecticut 06901, ---- acting not for itself but solely in its capacity as pledgee for and as agent in the name and for the ratable benefit of the following Lenders as defined in the Guarantee and Collateral Agreement (as defined below) (in such capacity herein called the "Security Trustee") : ----------------------------------------------------------------

   (a) WHITNEY SUBORDINATED DEBT FUND, L.P., a limited partnership organized and existing under the laws of the State of Delaware, United States of America, having its principal place of business at 177 Broad Street, Stanford, Connecticut 06901, ----------------------- acting in its capacity as the Purchaser as such term is defined in the Subordinated
       Note and Common
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                                                                             -2-

       Stock Purchase Agreement (as defined below) and the Guarantee and Collateral Agreement; ---------------------------------------------------

   (b) any holder of any Note from time to time pursuant to the Subordinated Note and Common Stock Purchase Agreement dated as of the eighth day of July nineteen hundred and ninety-eight among the Purchaser, the Agent and Nitinol Medical Technologies, Inc. (the "Subordinated Note and Common Stock Purchase Agreement"), ---------------------------------------------
   the Security Trustee and all of such Lenders, hereinafter collectively called the "Secured Parties"; and --------------------------------------------------

2. Katelijne Jacqueline Ribbink, prospective civil law notary, residing in Amsterdam, Patroclosstraat 9 huis, born in Deventer on the fourth day of October nineteen hundred and seventy-two, unmarried nor registered as a partner, holder of a Dutch passport with number ----------------------------- M927735, --------------------------------------------------------------------
   acting for the purpose hereof as attorney-in-writing of:---------------------

   a. NMT NEUROSCIENCES (INTERNATIONAL), INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its registered office and principal place of ------------ business at 27 Wormwood Street, Boston, Massachusetts 02210,------------- (hereinafter called the "Pledgor 0l"); ----------------------------------

   b. YELLOW TAPE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), with official seat in Amsterdam, having its registered office at Frederik Roeskestraat 123 first floor, 1076 EE Amsterdam, ------------ The Netherlands, registered with the Trade Register of the Chamber of Commerce and Industry in Amsterdam under number 33298255,-----------------------------------------
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                                                                             -3-

       (hereinafter called the "Company 01");-----------------------------------

   c. NITINOL MEDICAL TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its registered office and principal place of ---------------- business at 27 Wormwood Street, Boston, Massachusetts 02210,-------------------------
       (hereinafter called the "Pledgor 02");-----------------------------------

   d. NITINOL MEDICAL TECHNOLOGIES INTERNATIONAL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), with official seat in The Hague, having its registered office at Hogewaldstraat 1-B, 6641 KD Beuningen (Gelderland), The Netherlands, registered with the Trade Register of the Chamber of Commerce and Industry in Arnhem under number 10148235, ----------------- (hereinafter called the "Company 02"),---------------------------------------------
the Pledgor 0l and Pledgor 02 hereinafter jointly referred to as "Pledgors"; and -------------------------------- the Company 0l and Company 02 hereinafter jointly referred to as "Companies". --------------------------------------------
The persons appearing before me, civil law notary, declared as follows:--------

A. On the date hereof:----------------------------------------------------------

   (a) the Purchaser, the Agent and the Pledgor 02 have entered or will enter into the Subordinated Note and Common Stock Purchase Agreement; ---------

   (b) the Grantors and the Agent, acting not for itself but solely as agent for the Purchaser and the Lenders, have entered or will enter into the Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement"); and --------------------------------------------------------

   (c) each of the Pledgors will hereby enter into the Covenants to Pay as referred to in Section 1 hereof
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                                                                             -4-

       with the Security Trustee (the "Covenants to Pay"), the Subordinated Note and Common Stock Purchase Agreement, the Guarantee and Collateral Agreement and the Notes hereinafter collectively referred to as the "Documents". -----
   ----------------------------------------------------------------------------

B. All capitalised terms and expressions used but not defined in this Agreement and Deed of Pledge of Shares (the "Agreement") shall have the meaning as defined in the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement.------------------------

C. To induce the Secured Parties to enter into the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement and as a condition precedent to the obligations of the respective Secured Parties thereunder, the Pledgor 01 has agreed to pledge and grant for the ratable benefit of the Secured Parties a first priority right of pledge of sixty-five percent (65%) of the issued shares in the share capital of the Company 01, being twenty-six (26) fully paid-up common shares each having a par value of one thousand Dutch Guilders (NLG 1,000.--), numbered 1 to 26 inclusive, hereinafter referred to as the "Shares 01" and the Pledgor 02 has agreed to pledge and grant for the ratable benefit of the Secured Parties a first priority right of pledge of sixty-five percent (65%) of the issued shares in the share capital of the Company 02, being twenty-six (26) fully paid-up common shares each having a par value of one thousand Dutch Guilders (NLG 1,000.--), numbered 1 to 26 inclusive, hereinafter referred to as the "Shares 02", -------------------- the Shares 01 and Shares 02 hereinafter jointly referred to as "Shares". ----------------------------------------------------

D. For the purpose of effecting the pledge as referred to under C. herein, each of the Pledgors, the Companies
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                                                                             -5-

   and the Security Trustee have agreed to enter into this Agreement and the Pledgor 01 has agreed to pledge the Shares 01 and the Pledgor 02 has agreed to pledge the Shares 02 to the Security Trustee, in its aforesaid capacity as described in paragraph 1 hereinabove, for the ratable benefit and in the name of the Secured Parties, to secure the prompt and complete payment and performance when due of each of the Pledgors' Guarantor Obligations as defined in the Guarantee and Collateral Agreement and the Covenant Obligation (as defined below), which shall for the time being be due, owing or incurred to the Secured Parties under the Documents and the Covenant to Pay (collectively, the "Secured Obligations"), ----------------------------------

NOW, THEREFORE, each of the Pledgors hereby agrees with and hereby pledges to the Security Trustee for the ratable benefit and in the name of the Secured Parties, and the Security Trustee hereby agrees with each of the Pledgors and accepts such pledge, as follows:------------------------------------------------

SECTION 1. ---------------------------------------------------------------------

COVENANTS TO PAY.---------------------------------------------------------------
----------------
a. Each of the Pledgors hereby agrees and covenants with the Security Trustee, solely in its capacity as pledgee for and as agent in the name and for the ratable benefit of the Lenders (in such capacity herein called the "Security Agent") that it shall pay directly to the Security Agent on its first demand, any and all amounts equal to any and all amounts which each of the Pledgors is now or may at any time and from time to time hereafter be obligated to pay to the Secured Parties or any one or more of them under any of the Documents to which the Pledgors are now or may at any time become a party, if and when such amounts become due and payable (such agreement and covenant the "Covenant Obligation"). ----

b. Each of the Pledgors and the Security Agent agree and acknowledge that (i) each of the Pledgors' Covenant Obligation consists of the obligations and liabilities of each of the Pledgors to J.H. Whitney & Co., as Security Agent, separate and independent from and without prejudice to the other Guarantor Obligations which each of the Pledgors has or may have at any time to the Lenders (including Whitney Subordinated Debt Fund, L.P.) and the Security Agent under this Agreement or any of the other Documents or otherwise, and
   (ii) each of the Pledgors' Covenant Obligation represents the Security Agent's own claim ("vordering op naam") to receive payment of the Pledgor's
                       -----------------
   Covenant Obligation, separate and independent from any claims of the Secured Parties on each of the Pledgors; provided that the total liability of each of the Pledgors under its Covenant Obligation and under its Guarantor Obligation shall never exceed the total liability of the Pledgors' liability under the Guarantor Obligations and that the total liability of the Pledgors under their respective Covenant Obligations shall be decreased from time to time by the amount that any of the Pledgors shall have permanently paid either toward its Guarantor Obligation or its Covenant to Pay. ---------------------------

c. If, after foreclosure of all collateral in which a security interest or lien has been granted or will be granted by each of the Pledgors, the proceeds are not sufficient to satisfy and discharge each of the Pledgors' Covenant Obligation, the remainder of such Covenant Obligation shall then cease to exist, but without prejudice to any other Guarantor Obligations which any of the Pledgors may have and without prejudice to any other remedies which the Secured Parties may have under any of the Documents. ------------------------
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                                                                             -7-

d. Without limitation of the foregoing provisions of this Section 1, nothing contained in this Section shall in any way negate or affect any Guarantor Obligations other than the Covenant Obligation which each of the Pledgors has or at any time may have under the Documents or otherwise to the Lenders and the Security Agent. ---------------------------------------------------------

SECTION 2. ---------------------------------------------------------------------

PLEDGE OF THE SHARES AND OTHER COLLATERAL --------------------------------------
-----------------------------------------
2.1 -  As security for the payment in full, when due, of its Secured
       Obligations, the Pledgor 01 hereby pledges (vestigt hierbij een recht van pand op) the Shares 01 to the Security Trustee for the ratable benefit and in the name of the Secured Parties, which pledge is hereby accepted by the Security Trustee for the ratable benefit and in the name of the Secured Parties, and the Pledgor 01 hereby assigns to the Security
       Trustee for the ratable benefit and in the name of the Secured Parties all voting rights pertaining to the Shares 01 upon the terms and subject to the conditions of subsection 5.1 and Section 7 of this Agreement.-----
    -  As security for the payment in full, when due, of its Secured
       Obligations, the Pledgor 02 hereby pledges (vestigt hierbij een recht van pand op) the Shares 02 to the Security Trustee for the ratable benefit and in the name of the Secured Parties, which pledge is hereby accepted by the Security Trustee for the ratable benefit and in the name of the Secured Parties, and the Pledgor 02 hereby assigns to the Security
       Trustee for the ratable benefit and in the name of the Secured Parties all voting rights pertaining to the Shares 02 upon the terms and subject to the conditions of subsection
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                                                                             -8-

       5.1 and Section 7 of this Agreement. -----------------------------------

2.2 Subject to subsection 5.1 hereof with respect to dividends and other distributions, each of the Pledgors, to the extent such pledge is not included in the pledge of the Shares, and to the fullest extent possible as permitted by applicable law, hereby pledges to the Security Trustee for the ratable benefit and in the name of the Secured Parties as security for the prompt and complete payment and performance when due of its Secured Obligations, all rights to or under dividends, cash distributions, proceeds, options, warrants, claim rights and other similar rights other than shares in the capital of the Companies currently existing or in the future arising or received with respect to or out of its Shares (all such collateral pledged to the Security Trustee under this subsection 2.2 being collectively called the "Rights"). ---------------------------------------

2.3 To the extent no valid pledge of the Rights is created hereunder, each of the Pledgors irrevocably and unconditionally undertakes to pledge to the Security Trustee and to assign to the Security Trustee for the ratable benefit and in the name of the Secured Parties the Rights subject to subsection 5.1 (all of the collateral granted to the Security Trustee under subsections 2.1, 2.2 and 2.3 of this Section 2 in respect of the Pledgors to be collectively called the "Collateral"). ----------------------------

2.4 Each of the Pledgors undertakes to procure that at all times, so long as this Agreement has not been terminated, the Companies shall include in its shareholders register appropriate entries confirming the pledge of its Shares granted hereunder. --------------------------- For the purpose of this Agreement the term "Shares" shall be construed so as to include any and all future shares in the capital of the Companies that may be acquired by each of the Pledgors and pledged to the Security Trustee pursuant to this Agreement after the date hereof. ----------------------------------------------------

2.5 Each of the Pledgors covenants and warrants that in the event any new shares (of any class, description, kind and denomination) are issued to it by the Companies, except if and to the extent the Security Trustee shall in advance otherwise agree in writing: (i) all such new shares shall be fully paid-up and shall be validly issued only to each of the Pledgors, (ii) sixty-five percent (65%) of such new shares shall be pledged by each of the Pledgors to the Security Trustee, for the ratable benefit and in the name of the Secured Parties, as a valid and first ranking pledge, by execution and delivery to the Security Trustee of an additional agreement and deed of pledge (an "Additional Agreement"), the terms and conditions of which shall be in form and substance the same as the terms and conditions of this Agreement, (iii) it shall cause the Companies immediately upon issuance of all such new shares to acknowledge the pledge made under such Additional Agreement and to include in its shareholders register appropriate entries confirming the pledge made by the Pledgors under such Additional Agreement, and (iv) it shall procure that prior to the issuance of any such new shares the general meeting of shareholders of the Companies shall approve the pledge of such new shares as well as the assignment of voting rights in respect thereof to the Security Trustee. --

2.6 Each of the Pledgors hereby grants to the Security Trustee an irrevocable power of attorney to perform on behalf and in the name of each respective Pledgor, after the occurrence of an Event of Default that is continuing, any and all of its obligations under this Agreement, which irrevocable power shall survive, to the fullest extent permitted by law, any and all circumstances affecting the Pledgors, including dissolution of the Pledgors. -------------------------------------------------------------

SECTION 3. ---------------------------------------------------------------------

NO RELEASE; FURTHER ASSURANCES -------------------------------------------------
------------------------------
3.1 Nothing set forth in this Agreement shall (a) relieve the Pledgors from the performance of any term, covenant, condition or agreement on its part to be performed, or observed under or in respect of any of the Secured Obligations, (b) impose any obligation on the Security Trustee to perform or observe any such term, covenant, condition or agreement on the part of the Pledgors to be so performed or observed, or (c) impose any liability on the Security Trustee for any act or omission on the part of the Pledgors relating thereto or for any breach of any representation or warranty on the part of the Pledgors contained in this Agreement or in respect of the Collateral or made in connection herewith or therewith. -------------------

3.2 If and to the extent that at any time, and from time to time, in the reasonable opinion of the Security Trustee it shall be necessary or appropriate that further instruments be executed in order to create or perfect a valid pledge in favour of the Security Trustee with respect to the Collateral or any part thereof, each of the Pledgors shall execute such further instruments, to be made up in form and substance reasonably satisfactory to the Security Trustee. -------------------------------------

SECTION 4. ---------------------------------------------------------------------

REPRESENTATIONS AND WARRANTIES -------------------------------------------------
------------------------------
-  Without limitation to the representations and warranties
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                                                                            -11-

  in the Subordinated Note and Common Stock Purchase Agreement or the Guarantee and Collateral Agreement, the Pledgor 01 represents and warrants for the ratable benefit of the Secured Parties as follows: ---------------------------

    (i) the Shares 01 constitute sixty-five percent (65%) of the issued and outstanding shares of any class and kind in the capital of the Company 01, are fully paid-up and are free and clear of any Liens; and -----------------------------------------------------------------

    (ii) no depositary receipts ("certificaten van aandelen") have been issued by the Company 01. -------------------------------------------

- Without limitation to the representations and warranties in the Subordinated Note and Common Stock Purchase Agreement or the Guarantee and Collateral Agreement, the Pledgor 02 represents and warrants for the ratable benefit of the Secured Parties as follows:-----------------------------------------------

    (i) the Shares 02 constitute sixty-five percent (65%) of the issued and outstanding shares of any class and kind in the capital of the Company 02, are fully paid-up and are free and clear of any Liens; and -----------------------------------------------------------------

    (ii) no depositary receipts ("certificaten van aandelen") have been issued by the Company 02. -------------------------------------------

SECTION 5. -------------------------------------------------------------------

RIGHTS IN RESPECT OF THE COLLATERAL ------------------------------------------
-----------------------------------

5.1 So long as no Event of Default shall have occurred and be continuing, each of the Pledgors shall remain entitled and authorized to exercise the voting rights attached to the Shares, provided that such voting rights shall not be exercised, and each of the Pledgors covenants that it shall not exercise such voting rights for any purpose inconsistent with the terms and conditions of this Agreement, the Subordinated Note and Common Stock Purchase Agreement or the Guarantee and Collateral Agreement. --------------------------------------------------

5.2 Each of the Pledgors shall be entitled to receive, retain and utilize any and all dividends and other distributions in respect of the Collateral until the occurrence of an Event of Default that is continuing.

5.3 It is understood and agreed that both the Security Trustee and the Pledgors shall have the rights which Netherlands law affords the holders of depositary receipts of shares ("certificaten van aandelen") that are issued with the cooperation of a company as referred to in Section 2:198 subsection 4 of the Netherlands Civil Code. -------------------------------------------

SECTION 6. ---------------------------------------------------------------------

COVENANTS AS TO THE COLLATERAL -------------------------------------------------
------------------------------

Except as otherwise permitted under the Subordinated Note and Common Stock Purchase Agreement or the Guarantee and Collateral Agreement, so long as any of the Secured Obligations shall remain outstanding, the Pledgors will be bound by the covenants set forth in such agreements. ------------------------------------

SECTION 7. ---------------------------------------------------------------------

VOTING RIGHTS, DIVIDENDS AND OTHER DISTRIBUTIONS UPON --------------------------
-----------------------------------------------------

EVENT OF DEFAULT ---------------------------------------------------------------
----------------

7.1 Subject to the amendment to the articles of association of each of the Companies for the purpose of establishing that the voting rights attached to the Shares may be transferred and the rights which Netherlands law affords the holders of depositary receipts of shares ("certificaten van aandelen") that are issued with the cooperation of a company as referred to in Section 2:198 subsection 4 of the Netherlands Civil Code may be attributed to a pledgee, the following provision shall apply: -------------

    Upon the occurrence of an Event of Default that is continuing and upon written notice thereof from the

     Security Trustee to the Pledgors: -----------------------------------------

     a. any and all rights of the Pledgors under subsection 5.1 shall automatically cease and the Security Trustee shall be fully entitled, to the exclusion of the Pledgors, to exercise the voting rights pertaining to its respective Shares; ----------------------------------

     b. all rights of the Pledgors to receive the dividends and other distributions, which it would otherwise be authorized to receive and retain pursuant to subsection 5.2 hereof, shall automatically cease, and thereupon the Security Trustee shall have the sole right to receive and hold as Collateral such dividends and other distributions; --------

     c. the Security Trustee shall be entitled to collect all liquidation proceeds, if any, which are to be distributed on the Shares upon dissolution and liquidation of the Companies or otherwise; and --------

     d. all dividends and other distributions which are received by the Pledgors contrary to the provisions of this subsection 7.1 shall be received on behalf and for the benefit of the Security Trustee, shall be segregated from the other assets of the Pledgors and shall be immediately paid over or delivered (with any necessary endorsements) to the Security Trustee or its authorized designee as Collateral in the exact form as received, to be held by the Security Trustee as Collateral and as further collateral security for the Secured Obligations. ----------------------------------------------------------

7.2 Until the amendments to the articles of association as referred to in subsection 7.1 have become effective, each of the Pledgors hereby irrevocably agrees to exercise the voting rights attached to the Shares, in the case of an Event of Default shall have occurred and be continuing, in accordance with the instructions given by the Security Trustee. --------------------------------------------

SECTION 8. ---------------------------------------------------------------------

REMEDIES -----------------------------------------------------------------------
--------

8.1 Upon the occurrence of an Event of Default that is continuing the Security Trustee may, except as provided otherwise in the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement, without demand, presentation or notice to the Pledgors, take any and all action as permitted by Netherlands law for the purpose of foreclosing upon and exercising its rights as pledgee. Without prejudice to the generality of the foregoing, upon the occurrence of an Event of Default that is continuing and after at least ten (10) days notice to the Pledgors and the Companies, the Security Trustee shall have the right (i) to have the Shares sold in a public sale and to apply the proceeds of such public sale as provided in the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement, or (ii) to request the competent Netherlands court to order that the Shares be sold or the pledges established by or pursuant to this Agreement be otherwise realized in a manner prescribed or authorized by such court and to apply the proceeds of such sale or realization as provided above, all of the foregoing under (i) and (ii) subject to and to the extent permitted by the applicable provisions of Netherlands law and of the Articles of Association of the Companies as the same shall read at the relevant time. --------------------

8.2 To the extent necessary, each of the Pledgors agrees that upon the occurrence of an Event of Default it shall be deemed to be in default ("in verzuim") within the meaning of Section 3:248 of the Netherlands Civil

     Code. ---------------------------------------------------------------------

8.3 In case of a public or private sale of all or any of the Shares by or on behalf of the Security Trustee pursuant to this Agreement, each of the Pledgors, to the fullest extent permitted under applicable law, hereby agrees that it shall upon such sale (i) waive, irrevocably and unconditionally, any and all rights of first refusal that it may have, or
     (ii) grant, irrevocably and unconditionally, any and all approvals that may be requisite, as the case may be. -----------------------------------------

SECTION 9. ---------------------------------------------------------------------

No Waiver ----------------------------------------------------------------------
---------

9.1 Except as otherwise provided by Netherlands law, no failure on the part of the Security Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. ----------------------------------------------------------------
     The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law. ---------

Discontinued Proceedings -------------------------------------------------------
------------------------

9.2 In the event the Secured Parties shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case the Pledgor, the Security Trustee and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Security Trustee and any other Secured Party shall continue as if no such proceeding had been instituted. --------------------

SECTION 10. --------------------------------------------------------------------

The Security Trustee and Replacement of the Security Trustee -------------------
------------------------------------------------------------

10.1 The Security Trustee has been appointed as Security Trustee hereunder pursuant to and upon the terms set forth in the Guarantee and Collateral Agreement. ---
     The Security Trustee may be replaced and a successor Security Trustee may be appointed in the manner provided in the Guarantee and Collateral Agreement. ---
     Upon the acceptance of any appointment as a Security Trustee by a successor Security Trustee, the Security Trustee shall assign all of its rights under the Documents and this Agreement to such successor Security Trustee who shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Security Trustee and it shall thereupon be discharged from its duties and obligations under this Agreement. ----------------------------------------------------------------

Indemnification ----------------------------------------------------------------
---------------

10.2 Each of the Pledgors hereby agrees and undertakes to indemnify the Security Trustee and each other Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, disbursements of any kind and character whatsoever, which may be imposed on, incurred by or asserted against the Security Trustee or any other Secured Party relating directly or indirectly to the dealings by the Security Trustee or any other Secured Party with the Pledgors arising out of the Documents, or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents; subject to any limitations on recoverability under the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement and provided, however, that the Pledgors shall not be liable for any of the foregoing to the extent they arise from (i) any breach by the Security Trustee of its obligations hereunder, or (ii) the gross negligence or wilful misconduct of the Security Trustee and any other Secured Party. ---------------------

SECTION 11. --------------------------------------------------------------------

AMENDMENTS ---------------------------------------------------------------------
----------

This Agreement may not be amended, modified, terminated or waived except in accordance with the provisions of the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement. ----------------- Any amendment, modification or supplement of or to any provision of this Agreement, any termination or waiver of any provision of this Agreement, and any consent to any departure by the Pledgors from the terms of any provision of this Agreement shall be effective only after the execution of a deed before a Dutch civil law notary setting forth any such amendment, modification, supplement, termination or waiver. ---------------------------------------------------------
No notice to or demand upon the Pledgors in any instance hereunder shall entitle the Pledgors to any other or further notice or demand in similar or other circumstances. -----------------------------------------------------------------

SECTION 12. --------------------------------------------------------------------

TERMINATION --------------------------------------------------------------------
-----------

This Agreement and the right of pledge on the Shares created thereby shall remain in full force and effect until the Security Trustee shall have confirmed in writing to the Pledgors that all Secured Obligations have been fully and finally satisfied.

SECTION 13. --------------------------------------------------------------------

NOTICES ------------------------------------------------------------------------
-------

All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given in accordance with the provisions of the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement. ---------------- For the purposes hereof, the addresses of the Secured Parties and the Security Trustee shall be the addresses in effect from time to time under the Subordinated Note and Common Stock Purchase Agreement and the Guarantee and Collateral Agreement. ----------------------------------------------------------

SECTION 14. --------------------------------------------------------------------

CONTINUING SECURITY INTEREST ---------------------------------------------------
----------------------------

This Agreement shall (i) create a continuing security interest in the Collateral which shall remain in full force and effect until termination of this Agreement in accordance with Section 11 hereof, (ii) be binding upon each of the Pledgors, its successors and assigns, and (iii) inure, together with the rights and remedies of the Security Trustee hereunder, to the ratable benefit of the respective Secured Parties and for each of their respective successors, transferees and assigns; no other persons (including without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto. ---------------------------------------------------
For the avoidance of doubt it is understood and agreed that the parties to this Agreement shall procure that any successor, transferee or assign of any of the Secured Parties shall become a party to this Agreement. ------------------------

SECTION 15. --------------------------------------------------------------------

SECURITY INTEREST ABSOLUTE -----------------------------------------------------
--------------------------

All rights of the Security Trustee and the other Secured Parties and the security interests hereby created or to be created pursuant hereto and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of: ---------------------------------------------------------------

 (i) any change in the time, manner or place of payment of all or any of the Secured Obligations or any change of the Subordinated Note and Common Stock Purchase Agreement, the Guarantee and Collateral Agreement, or any other agreement or instrument relating to any of them, provided that such change or changes shall not result in a discharge, waiver or novation of the Secured Obligations; or
          ----------------------------------------------------------------------

(ii) any exchange, release or non perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any other collateral for all or any of the Secured Obligations.
          ----------------------------------------------------------------------

SECTION 16. --------------------------------------------------------------------

GOVERNING LAW AND JURISDICTION -------------------------------------------------
------------------------------

16.1 This Agreement shall be governed by and construed in accordance with the laws of the Netherlands.-----------------------------------------

16.2 For the ratable benefit of the Security Trustee and the other Secured Parties, each of the Pledgors hereby irrevocably agrees that the Courts of the State of New York shall have jurisdiction to settle any disputes which may arise in connection with the interpretation, execution or performance of this Agreement, as well as any documents executed in connection therewith, without prejudice to the right of the Security Trustee and the other Secured Parties to take action against the Pledgors in any other court of competent jurisdiction.
          ----------------------------------------------------------------------

SECTION 17. --------------------------------------------------------------------

SEVERABILITY OF PROVISIONS -----------------------------------------------------
--------------------------

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. -----------------------------------------------------

SECTION 18. --------------------------------------------------------------------

HEADINGS -----------------------------------------------------------------------
--------

Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. -----------------------

SECTION 19. --------------------------------------------------------------------

NO DISSOLUTION -----------------------------------------------------------------
--------------

The Pledgors and the Security Trustee each waive any rights it may have to dissolve this Agreement pursuant to Section 265 of Book 6 of the Netherlands Civil Code or on any other ground and further agrees that the Security Trustee shall not have the obligations referred to in Sections 249 and 252 of Book 3 of the Netherlands Civil Code. ----------------------------------------------------

SECTION 20. --------------------------------------------------------------------

SHAREHOLDER APPROVAL -----------------------------------------------------------
--------------------

- With due observance of article 13 of the Articles of Association of the Company 01, the Pledgor 01 as holder of all of the issued share capital of the Company 01, hereby resolves, without holding a meeting, to approve the assignment of the voting rights as referred to in subsection 2.1 of this Agreement. -------------------------------------------------------------------

- With due observance of article 22 of the Articles of Association of the Company 02, the Pledgor 02 as holder of all of the issued share capital of the Company 02, hereby resolves, without holding a meeting, to approve the assignment of the voting rights as referred to in subsection 2.1 of this Agreement. -------------------------------------------------------------------

FINAL STATEMENTS ---------------------------------------------------------------

-  The Company 01 hereby declares that: ----------------------------------------

   *  it has reviewed this Agreement; ------------------------------------------

   * it hereby acknowledges the pledge of the Shares set forth in this Agreement; ---------------------------------------------------------------

   * it shall act in accordance with the provisions of this Agreement and, in particular, without limitation, shall notify the Security Trustee timely and in writing of every general meeting of its shareholders; -------------

   * it shall without delay register the pledging of the Shares 01 in its shareholders register and the exact date and time of this pledge and shall issue to the Security Trustee as soon as practically possible an extract from such register relating to the pledge of the Shares 01. ------

-  The Company 02 hereby declares that: ----------------------------------------

   *  it has reviewed this Agreement; ------------------------------------------

   * it hereby acknowledges the pledge of the Shares set forth in this Agreement; ---------------------------------------------------------------

   * it shall act in accordance with the provisions of this Agreement and, in particular, without limitation, shall notify the Security Trustee timely and in writing of every general meeting of its shareholders; -------------

   * it shall without delay register the pledging of the Shares 02 in its shareholders register and the exact date and time of this pledge and shall issue to the Security Trustee as soon as practically possible an extract from such register relating to the pledge of the Shares 02. --------------

-  The Pledgor 01 hereby declares that: ----------------------------------------
   ------------------------------------
   it acquired the Shares 01 by virtue of a transfer following an agreement of sale and purchase by deed executed on the third day of July nineteen hundred and ninety-eight before R. Pfeiffer, civil law notary in

         Rotterdam, which transfer was acknowledged by the Company 01 in the same deed.-------------------------------------------------------------
     -   The Pledgor 02 hereby declares that: ----------------------------------
         -----------------------------------
         it acquired the Shares 02 by virtue of a subscription upon incorporation by deed executed on the twenty-fourth day of February nineteen hundred and ninety-seven before M.G. van Ravesteyn, civil law notary in Rotterdam. --------------------------------------------------

     Sufficient proof of the existence of the powers of attorney has been given to me, notary. ------------------------------------------------------------

 ./. The written powers of attorney are evidenced by five private instruments, copies of which are attached to this deed. ---------------------------------

    Wherefrom this deed, executed in Amsterdam in the form to be kept under a civil law notary's custody on the date stated in the heading of this deed at three hours twenty-five minutes post meridiem. ----------------------------- After the contents of this deed were briefly summed up for the appearers, they declared to have noted the contents of this deed and not to require a full reading thereof. ------------------------------------------------------
    After it had been read in outline, this deed was then signed by the appearers, who are known to me, civil law notary, and by me, civil law notary. --------------------------------------------------------------------
    (Signed): N. Jansen, K.J. Ribbink, H.B.H. Kraak. ---------------------------